

DETERMA Rx™

A Treatment Stratification Test for Early-Stage NSCLC

ONCOCYTE™
Where Tomorrow LIVES



Meeting

June 24, 2021

ONCOCYTE™
Where Tomorrow LIVES

Forward Looking Statement

Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates," "may," and similar expressions) are forward-looking statements. These statements include those pertaining to the commercial launch of DetermaRx, development and clinical use of DetermaIO and planned new diagnostic tests, clinical trials and studies, commercialization plans, future financial and/or operating results, and future opportunities for Oncocyte, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management. Forward-looking statements involve risks and uncertainties, including, without limitation, the potential impact of COVID-19 on our financial and operational results, risks inherent in the development and/or commercialization of diagnostic tests or products, uncertainty in the results of clinical trials or regulatory approvals, potential interruptions to our supply chain, the need and ability to obtain future capital, maintenance of intellectual property rights, and the need to obtain third party reimbursement for patients' use of any diagnostic tests we commercialize, and risks inherent in acquisitions such as failure to realize anticipated benefits, unexpected expenditures or assumed liabilities, unanticipated difficulties in conforming business practices including accounting policies, procedures and internal controls, greater than estimated allocations of resources to develop and commercialize technologies, or failure to maintain any laboratory accreditation or certification. Actual results may differ materially from the results anticipated in these forward-looking statements and accordingly such statements should be evaluated together with the many uncertainties that affect the business of Oncocyte, particularly those mentioned in the "Risk Factors" and other cautionary statements found in Oncocyte's Securities and Exchange Commission filings, which are available from the SEC's website. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Oncocyte undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Mission Statement

Oncocyte is a precision diagnostics and monitoring company with the mission to improve patient outcomes by providing clear insights that inform critical decisions in the diagnosis, treatment, and monitoring of cancer.

Oncocyte has Tremendous Organizational Velocity

Significant Accomplishments Over Past 12 Months and remainder of 2021

2020 Jun Aug Oct Dec Feb Apr Jun Aug Oct Dec 2022

DetermaRx
Final Pricing
Decision

DetermaRx
MolDx Coverage
Effective

DetermaRx
ProGenetics Distribution
Agreement (Israel)

DetermaRx
Final Local Coverage
from Noridian

GRN Announces
Strategic Alliance

DetermaRx
Final CMS Pricing

DetermaRx
Expanded Prospective Data

DetermaIO
Milan Collaboration

Named one of Best
Places to Work in OC

Chronix Collaboration

DetermaIO
SITC Conference
Test Data presented

DetermaIO
AMP Conference
New Data presented

DetermaRx
Distribution in China
through Burning Rock

Burning Rock
Provisional
Know How

OCX begins
trading
on the Nasdaq

DetermaRx
Expanding Patient
Access (Multi Plan
Network)

Razor Genomics
Acquisition
Completed

DetermaRx
CLIA Irvine
Operational

DatermaIO
New Pan
Cancer Utility
Data
Presented at
AACR

Acquisition of
Chronix Biomedical

Burning Rock
Training
Materials Lot 100

Today

DetermaIO
Renal Cancer
Presentation ASCO

Burning Rock
Know How Transfer

Burning Rock
Tech Transfer
Lot 102

DetermaIO
Tech Transfer
to Irvine

Burning Rock Tech
Transfer Validation

DetermaCNI
Pharma Launch
Nashville

DetermaTX
CLIA Launch
Irvine

DetermaIO
CLIA Launch
Irvine

New LIMS
Implementation

DetermaTX
CMS Dossier
Submission

DetermaIO
CMS Dossier
Submission

ONCOCYTE

Oncocyte's *Determa* Platform Strategy

We are now in a solid position to be the only company delivering the entire continuum

Diagnosis of Cancer

Does patient have cancer?

Screening

Treatment Decision

Should I give adjuvant chemo?

Treatment Stratification

DETERMA Rx™
Available for Clinical Use

US TAM: ~$140M
Global TAM: ~$490M

Should I give targeted therapy?

Targeted Therapy Selection

DETERMA Tx™
Clinical Launch 2H21

US TAM: ~$3B
Global TAM: ~$5B

Should I give immunotherapy?

Treatment Selection

DETERMA IO™
Available for Research Use Only
Clinical Launch 2H21

Biopharma TAM~ $2B
Clinical TAM
US TAM: ~$3B
Global TAM: ~$5B

Patient Monitoring

Is the therapy working?

Therapy Monitoring

DETERMA CNI™
For Research Use Only in 2H21

US TAM: ~$3B
Global TAM: ~$5B

Is the cancer coming back?

Recurrence Detection

DETERMA Mx™
In Development

Global TAM: ~$6B-$9B

Differentiated Tests with **large TAMs (>$10B)** to Address Unanswered Questions Across **ALL** Stages of Cancer

ONCOCYTE™

Solid Pipeline Targeting a Large Served Available Market is On Track!

DetermaRx – Available for Clinical Use

Generating Revenue
Clinical Launch Feb 2020
CMS High` Value Dx approval
Over 90 Hospital systems onboarded in first 12 months

Global TAM: $450M

DetermaIO and DetermaTx – Clinical Launch Q421

DetermaIO RUO Launch April 2020
> 10 ongoing trials/studies
Commercial Launch of DetermaIO and DetermaTx planned for Q4 2021
Revenue generating 2022

Global TAM: $5B

DetermaCNI – RUO Launch 2H21

RUO Launch 2H2021
4 papers published to date
360 patients studied
92% predictive of disease progression at 6 weeks

Global TAM: $2B

DetermaMx – RUO 2H 22

In Development
Expected RUO Launch 2H22
Building on PCR IP acquired from Chronix

Global TAM: $6B-$9B

ONCOCYTE

DetermaRx Update

Proprietary predictive test for early-stage lung cancer



Where
Tomorrow
LIVES

ONCOCYTE

DetermaIO Update

Precision Diagnostic For Immunotherapy Decisions



Where
Tomorrow
LIVES

ONCOCYTE™

DETERMA IO™ Addresses Important Unmet Need

There is a need for an effective clinical biomarker for IO therapy to improve response and decrease cost of care…DETERMA IO™ delivers on both

UP TO
750,000
Patients are eligible for IO treatment/testing annually

~$3B (US Only)
Annual Addressable Testing Market

DETERMA IO™
is the FIRST test to measure the ENTIRE Tumor Micro-Environment


IO Therapeutic Targets
2017
2019
2021

Number of IO Indications Increasing Rapidly

~ $120B
Potential annual therapeutic spend on IO drugs by 2025

~ 55%
Patients receive NO Benefit but exposed to side effects

~ $60B
Healthcare investment with no patient benefit by 2025

DetermaIO Derived from a Well-Published Molecular Classifier

2011- Lehmann *et al.* published a 2188 gene molecular subclassification system for TNBC tumors based on gene expression patterns

2016 - Ring *et al.* reduced the classifier to 101 genes

2016 - Ring *et al.* and Lehmann *et al.* noted that the IM (TILs) and MSL classifications (Stroma signature) were best interpreted as modifiers of the other "tumor phenotypes"

2018 - 27-gene real time PCR assay and RNAseq equivalent algorithm were developed to measure the interplay between TILS and stroma to classify patients as likely responders or non-responders to immuno-oncology therapies

2019 - The RTPCR Assay was validated as associated with response to Checkpoint Inhibitor therapy in NSCLC

2020 - The whole transcriptome RNAseq assay was validated as associated with response to Checkpoint Inhibitor therapy in TNBC

Over 1800 references in the literature to this classification system


Immunomodulatory
IM
Basal-Like 1
BL1
Basal-Like 2
BL2
Mesenchymal
M
Mesenchymal Stem-Like
MSL
Luminal AR
LAR

Partial References:
- Lehmann BD Identification of human triple-negative breast cancer subtypes and preclinical models for selection of targeted therapies. J Clin Invest. 2011
- Ring BZ Generation of an algorithm based on minimal gene sets to clinically subtype triple negative breast cancer patients. BMC Cancer. 2016
- Lehmann BD Refinement of Triple-Negative Breast Cancer Molecular Subtypes: Implications for Neoadjuvant Chemotherapy Selection. PLoS One. 2016

ONCOCYTE

DETERMA IO™

A Precision Diagnostic to Determine Sensitivity to IO Therapies

Test

- Real-time PCR test on FFPE biopsy or resection specimen
- Measures 27 genes (RNA)
- Pan-cancer application

RNA Expression via qPCR

Proprietary Algorithm

Results


IO+
IO-

Stratification

Patients likely to respond to current Immune Checkpoint Inhibitor therapies

Patients unlikely to respond to ICIs and should be considered for other treatment opportunities

DetermaIO measures three distinct components of the tumor micro-environment (TME)

Understanding the Entire TME Allows for Identification of:

- Patients that are primed to respond to ICI (mono)therapy
- Potential Mechanism(s) of Resistance to ICI therapy

	Response "Hot"	Resistance "Cold"
1. Immunomodulatory Infiltrates	✓	
2. Epithelial-Mesenchymal Transition		✓
3. ECM/CAF Fortification		✓

Why Do Such a Small Percentage of Tumors Respond to Immune Mono-Therapy?

Understanding the importance of the Entire Tumor Micro-Environment


Immune system keeps tumors in check
Immune Attack
Tumor-Immune homeostasis
PD-L1 Expression
Oncogene mutation and neoantigen generation
Immune System Sees Tumor
HOT
Immune Fortification Tumor Escapes
CAF - COLD
Immune Desert "hides" tumor
EMT - COLD
DETERMA IO
ICI Response
15-40% HOT
Anti-PD-(L)/PD1 Immunotherapy
60-85% COLD
ICI Resistant No Response
Immune Surveillance re-established
Immune Attack
Primary Response w/ ICI Mono-Therapy
Immune Resistant
Immune Suppression and Tumor Growth
Cancer breaks through immune surveillance
Tumor selection / Secondary Escape
Patient Requires Combinatorial Therapy For Best Outcome

ONCOCYTE

DETERMA IO™ Qualifies More Patients for ICI treatment

NSCLC community setting: Assessment of TME clearly separates responders vs non-responders to Immune Checkpoint Inhibitors (ICI)


1-Year PFS PD-L1 of 62 NSCLC Patients
1-Year PFS TMB of 39 NSCLC Patients
1-Year PFS DetermaIO of 71 NSCLC Patients
Survival Probability
PFS (Days)
PD-L1+
PD-L1-
TMB+
TMB-
IM+
IM-

Lung Cancer Progression Free Survival Comparing DetermaIO (IM) to PD-L1 and TMB (SITC 2019)

DetermaIO is independent of: Therapy (even split of nivolumab and pembrolizumab), histology (18 squamous, 39 adenocarcinoma, 14 NOS) and biopsy site (resections and CNB of primary and metastatic sites)

Harsha Ranganath[2], Amit Jain[2], Justin R Smith[2], Julie Ryder1,Amina Chaudry[2], Emily Miller[2], Felicia Hare[2], Poojitha Valasareddy[2], Rob Seitz[3], David R Hout[3], Brock L Schweitzer[3], Tyler J Nielsen[3], Janice Mullins[1], Gregory Vidal[1,2]
1. West Cancer Center and Research Institute, Germantown TN,
2. University of Tennessee Health Sciences Center, Memphis TN, 3. Insight Genetics, Nashville TN

TNBC MD Anderson Phase I: DetermaIO-positive patients are 4x more likely to respond than DetermaIO-negative patients


Difference Between Average IM Score was 0.42
Patients who had a complete response had an average IM score of 0.24
Patients who had a no response had an average IM score of -0.018

	Odds Ratio	95% CI	p-Value
DETERMA IO™	4.13	1.36 – 13.47	< 0.015
PD-L1 Expression	2.63	0.82 – 9.21	0.11

Study Design
(Phase I/II trial -NCT02489448):

Phase I/II trial - NCT02489448: 55 patients with stage I-III primary TNBC
PCR: n=25 (45%); No PCR: n=30 (55%)

Treated with neoadjuvant immunotherapy + chemotherapy
(durvalumab with weekly paclitaxel followed by dose-dense anthracycline/cyclophosphamide)

ONCOCYTE™

AACR 2021 IMvigor210 Results Revealed Significant Association with Atezo Response vs PD-L1 and TMB



27 Gene Predictor
27 Gene IO-Positive
27 Gene IO-Negative
41% Pos
N = 348, HR = 0.612, 95% CI = 0.46 to 0.80 p<0.001
Overall Survival
0.0
0.2
0.4
0.6
0.8
1.0
0
5
10
15
20
Months

Initial Results:

- DetermaIO ("27 Gene IO") Positivity was significantly associated with response to Atezo
- DetermaIO was significant in multivariate analysis with PD-L1 and TMB.

Run on RNAseq *in silico* data

ONCOCYTE

ASCO 2021 Renal Carcinoma Results Revealed Significant Predictive Value for ICI Response

DetermaIO continues to deliver predictive response data without retraining our algorithm vs TMB which is varies across tumor types



PredictorCont
1
0.5
0
-0.5
-1
PredictorBinary
0
1

TCGA data confirms same algorithm and threshold



IO Score on IO-treated Patients (n=43)
IO Score
Neg
Pos
Nivolumab 20
Nivo+Ipilimumab 15
Avelumab 2
Pembrolizumab 5
Nivo/Pembro 1
Number at risk (number of events)



IO Score on TCGA Renal Dataset w/Outcomes (n=575)
IO Score
Neg
Pos
Years
Number at risk (number of events)

M2Gen RNAseq dataset demonstrates strong association with ICI response

DETERMA IO™ Predicts Response Across Solid Tumors

DetermaIO Data Summary To-Date:

- Proven predictor of response in all indications tested to date (NSCLC, TNBC, Bladder, Renal), without changes to algorithm
- Applicable to both PD-1 and PD-L1 inhibitors and shown to work with all ICIs tested to date (pembro, atezo, nivo, durva)
- Regularly outperforms existing biomarkers (PD-L1 IHC, TMB) and has been shown to be independent of other markers

NSCLC

West Clinic Cohort (71 Patients)

- Showed DetermaIO outperformed PD-L1 & TMB in predicting response to Pembrolizumab and Nivolumab
- Presented at SITC 2019

BCCA Study (200+ Patients)

- Will study DetermaIO's ability to predict response to IO monotherapy
- Results expected Q3

Korean Cohort (~60 Patients)

- DetermaIO successful at predicting durable clinical response
- Published Nielsen et al, 2021 (Heliyon)

TNBC

Yale/MD Anderson (55 Patients)

- Showed DetermaIO outperformed PD-L1 in predicting response to Durvalumab in neoadjuvant setting
- Presented at ASCO 2020

NeoTRIPaPDL1 (~250 Patients)

- Studying DetermaIO's ability to predict response to Atezolizumab therapy in neoadjuvant setting
- Results expected to be publicized at ESMO 2021

Other Indications

Potential Pan-Cancer Utility

- **Bladder/Urothelial**
  - IMvigor210 Trial – 272 patients treated with Atezolizumab
  - Presented at AACR 2021
- **Renal**
  - 55 Patients treated with IO therapy
  - ASCO 2021
  - Additional data studies planned
- **Colorectal**
  - (Planned) Study with ~170 Colon Cancer patients treated with Atezo combination therapy
- **Head & Neck**
  - (Planned) ~170 Head & Neck pts.



The Chronix Acquisition

Our Entry Into Blood Based Monitoring

Where Tomorrow LIVES

ONCOCYTE

Attractive market– TAM of $15B*

Clear need to monitor:
Tumor response is variable and early decision to change therapy saves lives and healthcare costs

1,000,000 People diagnosed with cancer in US annually + 15 million "living with cancer"

Repeat testing opportunity

Relatively easy path to entry
(modest correlation study with CT Scans drives usage and CMS coverage)

Pharma opportunity
by identifying non-responders early in trials

Market multiple expansion being seen by players claiming their potential in monitoring (Natera, Guardant, Grail)

Fits with Oncocyte's strategy of "owning the patient journey" throughout the **oncology continuum** – select treatment, monitor for response/progression

*Guardant JPM at 2021 JP Morgan Healthcare Conference

DetermaCNI Clinical Validation To Date

4 Papers published with CNI results

Patients in total
~365

Cancer types
Renal, pancreatic, melanoma, lung, colon, breast, head, neck, prostate

Methods used
NGS to analyze CNV

Published detection
at < 0.1% of tumor derived cfDNA in plasma

The Chronix CNI test publication in **Clinical Cancer Research**

"*Tumor Cell-Free DNA Copy Number Instability Predicts Therapeutic Response to Immunotherapy*", **showed 92% predictive value** for disease progression prior to cycle two of therapy (at 6 weeks) and **close to 100% prediction prior to cycle three (9 weeks),** including timely identification of hyper-progression which affects as much as 20% of lung cancer patients on immunotherapy

CNI Delivers Critical Answers Before Tumor Informed Takes First Baseline Blood Draw



Tumor Informed Monitoring Assay
~3 weeks
~2-3 weeks
~2-3 weeks
Tumor Block Ordered From Original Pathology Lab
Genome or Exome Performed
Custom NGS Assay Development
Personalized assay deployed for monitoring
Start Patient Monitoring
1st Cycle Immune Therapy
2nd Cycle Immune Therapy
3rd Cycle Immune Therapy
DETERMA CNI™
Initial Patient Result *92% PPV For Progression
Final Patient Result *~100% PPV For Progression
Initial blood draw for Patient CNI Baseline
Second Blood Draw for Patient Monitoring w/ CNI
Third Blood Draw for Patient Monitoring w/ CNI
Final Blood Draw for Patient Monitoring w/ CNI

* Clinical Cancer Research paper

Oncocyte Growth Drivers
Strategic Milestones Accelerate Enterprise Value

1H 2021

Expand sales team to drive DetermaRx growth

Close additional Private Payor coverage for DetermaRx

DetermaRx Global Expansion to China and LATAM

DetermaIO publications at AACR, ASCO

2H 2021

DetermaIO Milan Trial presentation at ESMO

DetermaIO and Tx Clinical Commercialization

DetermaRx in NCCN guidelines

DetermaCNI launches for pharma services

DetermaRx Global Expansion to EU

2022

CMS coverage decision for DetermaIO

DetermaCNI CMS submission

DetermaMx "Tumor Informed" recurrence monitoring test launched as RUO for pharma trials

2022/2023

DetermaCNI is launched for clinical use for "Tumor Naïve" Immune Therapy Monitoring

DetermaIO in NCCN guidelines

ONCOCYTE

Thank You

ONCOCYTE™



IR 0507 0920